                                                                   Exhibit 10.22



                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of __________, 1998 between AMKOR TECHNOLOGY, INC., a Delaware corporation (the "Company"), and Smith Barney Inc. (the "Borrower") in consideration of the Master Securities Loan Agreement of even date herewith. Reference is made to the Securities Loan Agreement of even date herewith (the "Securities Loan Agreement"), by and among Smith Barney Inc., and James L. Kim and Agnes C. Kim (collectively the "Lender"). The Company hereby confirms its agreement with the Borrower as follows:

         1. SHELF REGISTRATION.

                  (a) The Company shall use its best efforts to cause the Securities and Exchange Commission (the "Commission") to declare effective as promptly as practicable (if not declared effective as of the date hereof) the
registration statement on Form S-1 (No. 333-       ) (as amended or supplemented
from time to time, the "Shelf Registration Statement") of the Company under the Securities Act of 1933, as amended (the "1933 Act"), covering, among other things, the offering and sale by Borrower of shares of common stock of the Company ("Common Stock") that are Loaned Securities (as defined in the Securities Loan Agreement) ("Loaned Company Stock"). If the Shelf Registration Statement has become or becomes effective pursuant to Rule 430A under the 1933 Act, or filing of the prospectus constituting a part thereof (as amended or supplemented from time to time, the "Prospectus") is otherwise required under Rule 424(b) under the 1933 Act, the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed.

         2. REGISTRATION PROCEDURES. In connection with any Shelf Registration Statement, the following provisions shall apply:

                  (a) The Company shall furnish to Borrower, prior to the filing thereof with the Commission, a copy of each amendment to the Shelf Registration Statement and each amendment or supplement, if any, to the Prospectus (and of each report or other document incorporated therein by reference) and shall use its best efforts to reflect in each such document, when so filed with the Commission, such changes thereto as Borrower reasonably may propose.

                  (b) Notwithstanding any other provision hereof, the Company shall take such action as may be necessary so that (i) the Shelf Registration Statement, and any amendment thereto, and any Prospectus, and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the 1933 Act and the Securities Exchange Act of 1934, as amended (the "1934 Act") and the respective rules and regulations thereunder, (ii) the Shelf Registration Statement, and any amendment thereto, does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be responsible for the correctness of any information contained in the Shelf Registration Statement or the Prospectus or any amendment or supplement thereto provided to the Company in writing by Borrower specifically for inclusion therein.

                  (c) The Company shall promptly advise Borrower, and, if requested by Borrower, confirm such advice in writing:

                           (i) when any amendment to the Shelf Registration Statement has been filed with the Commission and when the Shelf Registration Statement or any amendment thereto has become effective;

                           (ii) of any request by the Commission for amendments or supplements to the Shelf Registration Statement, the Prospectus, or each report or other document incorporated by reference therein, or for additional information;

                           (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

                           (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Loaned Company Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                           (v) of the happening of any event as a result of which the Prospectus would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (d) The Company shall not take any action to withdraw the Shelf Registration Statement without the prior written consent of Borrower. The Company will make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement or any suspension of qualification of the Loaned Company Stock in any jurisdiction at the earliest possible time.

                  (e) The Company will furnish to Borrower, without charge, at least one copy of the Shelf Registration Statement and any amendment thereto, any report or document incorporated by reference therein, including financial statements and schedules, and, if Borrower so requests in writing, all exhibits thereto (including those incorporated by reference).

                  (f) The Company will deliver to Borrower, without charge, as many copies of the Prospectus and any amendment or supplement thereto as Borrower may reasonably request; and will consent to the use of the Prospectus or any amendment or supplement thereto by Borrower in connection with the offering and sale of the Loaned Company Stock.

                  (g) The Company will register or qualify or cooperate with Borrower in connection with the registration or qualification of the Loaned Company Stock for offer and sale under the securities or blue sky laws of such jurisdictions as Borrower reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Loaned Company Stock; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

                  (h) Upon the occurrence of any event described in Section 2(c)(v) above, the Company will promptly prepare and file with the Commission a post-effective amendment to the Shelf Registration Statement or an amendment or supplement to the Prospectus forming a part thereof or any document or report incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Loaned Company Stock, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company may delay the preparation and filing of any such amendment or supplement (i) to the extent required by applicable law (in which event the Company shall promptly notify the Borrower in writing of such requirement of applicable law) or (ii) for a period not exceeding 28 calendar days (or such longer period as agreed to in writing by Borrower) from the date of occurrence of such event if such amendment or supplement would disclose a material financing, acquisition or other corporate development with respect to the Company and the chief executive officer or chief financial officer of the Company shall have determined in good faith (and shall have notified the Borrower in writing of such determination) that such disclosure is not in the best interest of the Company.

                  (i) The Company shall instruct Borrower in writing to immediately suspend its use of the Prospectus if (i) the Commission has issued a stop order suspending the effectiveness of the Shelf Registration Statement,
(ii) an event contemplated by Section 2(c)(v) above has occurred or (iii) the Board of Directors of the Company, on the advice of its counsel, reasonably concludes that it is inadvisable as a matter of the federal securities laws that the Prospectus continue to be used. Such an instruction shall be given by facsimile transmission, with receipt confirmed telephonically. Such an instruction shall be deemed received (A) if receipt by each required recipient is telephonically confirmed between the hours of 7:30 a.m. and 4:30 p.m. on any Business Day, two hours after the last such confirmation is obtained or (B) otherwise, upon the next opening of business of the Nasdaq National Market following the time the last such confirmation is made.

                  (j) Promptly upon the Company satisfying the eligibility criteria for use of a Form S-3 under the 1933 Act, the Company will file a post-effective amendment to the Shelf Registration Statement to convert it from a Form S-1 to a Form S-3 registration statement.

         3.       INDEMNIFICATION AND CONTRIBUTION.

                  (a) The Company agrees to indemnify, contribute to and hold harmless Borrower and each person, if any, who controls Borrower within the meaning of Section 15 of the 1933 Act as follows:

                           (1) against any and all loss, liability, claim, damage, expense and judgment whatsoever ("Loss") arising out of any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement (or any amendment thereto or any information document or report incorporated by reference therein), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto or any information document or report incorporated by reference therein) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                           (2) against any and all loss, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                           (3) against any and all expense whatsoever, reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (1) or (2) above;

                           provided, however, that the provisions of this
Section 3 shall not apply to any Loss to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by Borrower expressly for use in the Shelf Registration Statement (or amendment thereto) or the Prospectus.

                  (b) The Company agrees to indemnify and hold harmless Borrower against any and all Loss, following receipt by Borrower of a written instruction from the Company to cease using the Prospectus, to the extent such Loss arises out of Borrower's inability to deliver Loaned Company Stock upon settlement of trades entered into prior to receipt by Borrower of such instruction. The

Company shall not be required under this Section 3(b) to indemnify Borrower for any Loss to the extent such Loss arises out of (1) Borrower's inability to deliver Loaned Company Stock upon settlement of trades entered into after receipt by Borrower of such instruction, (2) the bad faith or gross negligence of Borrower or (3) Borrower's failure to take reasonable steps to mitigate its Loss.

                  (c) Each indemnified party shall give notice as promptly as reasonably practicable to the Company of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the Company shall not relieve the Company from any liability which it may have otherwise under this Section 3. The Company may participate at its own expense in the defense of any such action.

                  (d) In order to provide for just and equitable contribution in circumstances in which the indemnity provided for in Sections 3(a), (b) and (c) above is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and Borrower shall contribute to the aggregate Losses of the nature contemplated by said indemnity agreement incurred by the Company and Borrower, in such proportions as is appropriate to reflect the relative fault of the Company, on the one hand, and Borrower, on the other hand, in connection with the statements or omissions that resulted in such Losses, determined by reference to whether any alleged untrue statement or omission related to information provided by the Company, on the one hand, or Borrower, on the other hand; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 3(d), each person, if any, who controls Borrower within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as Borrower.

         4.       OBLIGATIONS OF THE COMPANY.

                  (a) The Company from time to time (but not more than once per calendar quarter), upon receipt of a written request from Borrower therefor, shall furnish or cause to be furnished to Borrower:

                           (1) The opinions of legal counsel for the Company, in form and substance reasonably satisfactory to Borrower, substantially in the form set forth in Sections 7(b), 7(c), 7(d) and 7(e) of the U.S.
         Underwriting Agreement dated                , 1998 (the "Underwriting
         Agreement") among Smith Barney Inc., BancAmerica Robertson Stephens, Cowen & Company and the Company;

                           (2) A certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, to the effect that (i) from the date of the most recent financial information contained in the Prospectus there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company or its subsidiaries, considered as one enterprise, and (ii) no stop order suspending the effectiveness of the Shelf

         Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission; and

                           (3) A letter from the independent public accountants of the Company, in form and substance satisfactory to Borrower, to the same effect as set forth in Section 7(j) of the Underwriting Agreement.

         5. REGISTRATION EXPENSES. The Company will bear all expenses incurred in connection with the performance of its obligations under this Agreement.

         6. TERMINATION. This Agreement and the obligations of the parties hereunder shall terminate upon the termination of the Securities Loan Agreement, except for any liabilities and obligations pursuant to Sections 3 and 5 hereof.

         7. MISCELLANEOUS.

                  (a) The Company has not entered into, nor will the Company on or after the date of this Agreement enter into, any agreement which is inconsistent with the rights granted to Borrower in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to Borrower hereunder do not in any way conflict with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.

                  (b) The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Borrower.

                  (c) Any request, demand, authorization, notice, waiver, consent, report or communication to a party hereunder shall, unless this Agreement specifically provides otherwise, be in writing and delivered in person or mailed by first-class mail, postage prepaid, addressed as follows or transmitted by facsimile transmission to the following facsimile numbers (or to such address or facsimile number as such party may designate by the notice):

                  if to the Company:

                           Amkor Technology, Inc.
                           1345 Enterprise Drive
                           West Chester, PA 19380
                           Attention: Chief Financial Officer
                           Facsimile No.:   (610) 431-9967
                           Telephone No.:  (610) 431-9600
                  if to Borrower:

                           Smith Barney Inc.
                           333 West 34th Street
                           New York, NY 10001
                           Facsimile No.:
                           Telephone No.:

                  with copies in the case of any notice, advice or instruction under Section 2 to:

                           Wilson Sonsini Goodrich & Rosati
                           650 Page Mill Road
                           Palo Alto, CA  94306
                           Attention:  Larry W. Sonsini
                           Facsimile No.:  (650) 493-6811
                           Telephone No.: (650) 493-9300

                           and to:

                           Cleary, Gottlieb, Steen & Hamilton
                           One Liberty Plaza
                           New York, New York  10006
                           Attention: Alan L. Beller
                           Facsimile No.:  (212) 225-3999
                           Telephone No.: (212) 225-2000

                  Any request, demand, authorization, notice, waiver, consent, report or communication hereunder shall be deemed given when actually received, except that any request, demand, authorization, notice waiver, consent, report or communication actually received on a day that is not a Business Day or after business hours on a Business Day shall be deemed given and received on the next succeeding Business Day.

                  (d) This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (e) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (f) This Agreement shall be governed and construed in accordance with the internal laws of the State of New York.

                  (g) In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                                     AMKOR TECHNOLOGY, INC.


                                       By: _____________________________________
                                             Name:
                                             Title:



Confirmed and accepted as of the date first above written:

SMITH BARNEY INC.


By: _______________________________
      Name:
      Title: